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                                                                    EXHIBIT 10.7

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                                STOCK OPTION PLAN

                    OF EXFO ELECTRO-OPTICAL ENGINEERING INC.

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1.   PURPOSE OF THE PLAN

1.1 The purpose of the stock option plan (the "PLAN") for directors, executive officers, employees and other persons or companies providing ongoing management or consulting services (the "CONSULTANTS") to EXFO Electro-Optical Engineering Inc. (the "CORPORATION") or to any of the Subsidiaries of the Corporation is to secure for the Corporation and its shareholders the benefit of an incentive to partake in share ownership by directors, executive officers and employees of the Corporation and its Subsidiaries, as the case may be, and by certain Consultants who provide services on a continuous basis. For the purposes of the Plan, "SUBSIDIARIES" shall mean (i) any legal entity of which the Corporation is the holder or the beneficiary, at the time of the granting of the option, directly or indirectly, otherwise than by way of security only, of securities to which are attached over 50% of the votes enabling it to elect the majority of the directors of such entity as well as any subsidiary of such legal entity and (ii) any legal entity in which the Corporation or a subsidiary of the Corporation holds at least 50% of the voting rights or in which it has a majority interest and of which the Corporation or a subsidiary of the Corporation manages the operations.

2.   ADMINISTRATION

     The Plan shall be administered by the Corporation's Board of Directors
     (the "BOARD") or the Human Resources Committee or any other committee constituted from time to time (the "COMMITTEE"). The Board or the Committee shall have full and complete latitude to interpret the Plan and to establish the rules and regulations applying to it and to make all other determinations it deems necessary or useful for the administration of the Plan, including without limiting the scope of the foregoing and subject to subsection 6.3, to change an Early Expiry Date (as defined hereinafter) provided that such interpretations, rules, regulations and determinations shall be consistent with the relevant policy statements of the competent securities authorities and the rules of the stock exchanges on which the securities of the Corporation are listed.

3.   SHARES SUBJECT TO THE PLAN

     The shares subject to the Plan are the Subordinate Voting Shares (the "SHARES") of the Corporation. The total number of Shares that may be issued under the Plan shall not exceed 4,470,961 Shares of the Corporation, subject to the adjustment under Section 11, and no Optionee (as defined hereinbelow) shall hold options to purchase more than 5% of the number of Shares issued and outstanding from time to time. All of the Shares covered by options that will have expired or have been cancelled without being exercised according to

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     the terms of the Plan shall become reserved Shares for the purposes of options that may be subsequently granted under the terms of the Plan.

4.   GRANT OF OPTIONS

     The Board or the Committee shall from time to time designate the directors, officers or employees of the Corporation or any of its Subsidiaries, as the case may be, or the Consultants to whom options shall be granted (an "OPTIONEE") and the number of Shares covered by each of such option. Any Optionee may hold more than one option. The granting of each option shall be evidenced by a letter from the Corporation addressed to the Optionee setting forth the number of Shares covered by such option, the subscription price, the terms and conditions of exercise of the option and the option period.

5.   SUBSCRIPTION PRICE

     The subscription price of the Shares subject to an option shall be established by the Board or the Committee at the time of the grant, but such price shall not be less than the market price of the Shares at the date of the granting of the option (the "GRANT DATE"), calculated as the greater of the closing prices of the Shares on The Toronto Stock Exchange and the Nasdaq National Market on the last trading day preceding the Grant Date or, if the Shares did not trade on such last trading day, the greater of the average, rounded off to the nearest cent, of the bid and ask prices for the Shares on The Toronto Stock Exchange and the Nasdaq National Market at the close of trading on such last trading day preceding the Grant Date (the "SUBSCRIPTION PRICE").

     The closing price of the Shares or, as the case may be, the average of the bid and ask prices of the Shares at the close of trading on the NASDAQ National Market shall be converted into Canadian dollars at the noon buying rate of Federal Reserve Bank of New York on the Grant Date when such conversion is required.

6.   OPTION PERIOD

6.1 Subject to the provisions of subsections 6.2 and 6.3, each option shall be exercisable during a period established by the Board or the Committee (the "OPTION PERIOD"); such period shall commence no earlier than the Grant Date and shall terminate no later than ten years after such date.

6.2 Notwithstanding the provisions of subsection 6.1, an option shall not be exercisable by an Optionee from and after each and every one of the following dates (an "EARLY EXPIRY DATE"), unless the Board or the Committee decides otherwise:

     6.2.1 in the case where the Optionee is an officer or an employee, the date on which the Optionee resigns or voluntary leaves his employment with the Corporation or one of its subsidiaries, as the case may be, or the date on which the employment of the
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               Optionee with the Corporation or one of its Subsidiaries is terminated for a good and sufficient cause, as the case may be;

     6.2.2 in the case where the Optionee is a director of the Corporation or one of its Subsidiaries, as the case may be, but is not employed by either the Corporation or one of its subsidiaries, 30 days following the date on which such Optionee ceases to be a member of the Board of Directors for any reason other than death;

     6.2.3 (i) in the case where the Optionee is an officer or employee, 6 months following the date on which the Optionee's employment with the Corporation or any of its Subsidiaries, as the case may be, is terminated by reason of death or (ii) in the case where the Optionee is a director of the Corporation or any of its Subsidiaries, as the case may be, but is not employed by either the Corporation or any of its Subsidiaries, 6 months following the date on which such Optionee ceases to be a member of the Board of Directors by reason of death;

     6.2.4 in the case where the Optionee is an officer or employee, 30 days following the date on which the Optionee's employment with the Corporation or any of its Subsidiaries, as the case may be, is terminated for any cause or reason other than those mentioned in paragraphs 6.2.1 and 6.2.2, including, without limiting the scope of the foregoing, disability, illness, retirement or early retirement. Notwithstanding the foregoing, in case of retirement or early retirement of an officer or employee, the Board or the Committee may at its own discretion but subject to Section 2, extend the Early Expiry Date mentioned in this paragraph 6.2.4;

     6.2.5 in the case where the Optionee is a Consultant, 30 days following the date on which his contract as a Consultant is terminated or, as the case may be, 30 days following the receipt by the Consultant of a notice from the Corporation indicating that the options must be exercised within 30 days from the date of receipt of the notice.

6.3 The rules set forth in paragraph 6.2 shall not be interpreted in such a manner as to extend the Option Period beyond 10 years.

6.4 All rights conferred by an option not exercised at the termination of the Option Period or from and after any Early Expiry Date shall be forfeited.

7.   EXERCISE OF OPTIONS

7.1 Subject to the provisions of section 6, an option may be exercised in whole, at any time, or in part, from time to time, during the Option Period, but in all cases in accordance with the exercise frequency established by the Board or the Committee and applicable at the time of the grant.

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7.2  An option may be exercised by forwarding a duly executed subscription form as attached hereto as Schedule 1 (the "Subscription Form") to the Secretary of the Corporation. Such Subscription Form shall set forth the number of Shares so subscribed and the address to which the Share Certificate is to be delivered. The Subscription Form shall also be accompanied by a certified cheque made payable to the Corporation in the amount of the Subscription Price. The Corporation shall cause a certificate for the number of Shares specified in the Subscription Form to be issued in the name of the Optionee and delivered to the address specified in the Subscription Form no later than 10 business days following the receipt of such Subscription Form and cheque.

8.   NO ASSIGNMENT

     No option or interest therein shall be assignable for purpose of transfer of guarantee or otherwise by the Optionee other than by will or the operation of applicable legal dispositions regarding succession.

9.   NOT A SHAREHOLDER

     An Optionee shall have no rights as a shareholder of the Corporation with respect to any Shares covered by his/her option until he/she shall have become the holder of record of such Shares.

10.  CHANGE OF CONTROL

10.1 For the purposes of this section 10, "CHANGE OF CONTROL" shall mean:

     10.1.1 the acquisition by any person or entity, or any persons or entities acting jointly or in concert, whether directly or indirectly, of voting securities of the Corporation which together with all other voting securities of the Corporation held by such persons or entities, constitute, in the aggregate, either
               (a) fifty percent (50%) or more of the votes attached to all outstanding voting securities of the Corporation, or (b) forty percent (40%) or more of the votes attached to all outstanding voting securities of the Corporation and is followed within twenty-four (24) months by changes of the members of the Board resulting in a change of the majority of the Board;

     10.1.2 an amalgamation, arrangement or other form of business combination of the Corporation with another entity which results in the holders of voting securities of that other entity holding, in the aggregate, either (a) fifty percent (50%) or more of the votes attached to all outstanding voting securities of the entity resulting from the business combination, or (b) forty percent (40%) or more of the votes attached to all outstanding voting securities of the entity resulting from the business combination and is followed within twenty-four (24) months by changes of the members of the Board resulting in a change of the majority of the Board;

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     10.1.3    any event or series of events (which event or series of events may include, without limitation, a proxy fight or proxy solicitation with respect to the election of directors of the Corporation made in opposition to the nominees recommended by the Continuing Directors during any period of twenty-four (24) consecutive months) as a result of which a majority of the members of the Board consists of individuals other than Continuing Directors; or

     10.1.4 the sale, lease or exchange of all or substantially all of the property of the Corporation to another person or entity, other than in the ordinary course of business of the Corporation or any of its Subsidiaries.

10.2 For the purposes of this section 10, "CONTINUING DIRECTORS" shall mean with respect to any period of twenty-four (24) consecutive months, (a) any members of the Board on the first (1st) day of such period, (b) any members of the Board elected after the first (1st ) day of such period at any annual meeting of shareholders who were nominated by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors at the time of such nomination, and
     (c) any members of the Board elected to succeed Continuing Directors by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors at the time of such election.

10.3 Notwithstanding any provisions to the contrary contained in this Plan, the Board or the Committee shall have the power to accelerate the time at which an option may first be exercised or the time during which an option or any part thereof will become exercisable including, without limitation, prior to or in connection with a Change of Control.

11.  EFFECTS OF ALTERATION OF SHARE CAPITAL

     In the event of any change in the number of outstanding Shares of the Corporation by reason of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar change, subject to the prior approval of the competent regulatory authorities, an equitable adjustment shall be made by the Board or the Committee in the maximum number or kind of Shares issuable under the Plan or subject to outstanding options and in the Subscription Price of such Shares. Such adjustment will be definitive and mandatory for the purposes of the Plan.

12.  AMENDMENT AND TERMINATION

12.1 The Board or the Committee may, at any time, with the prior approval of the competent regulatory authorities, amend, suspend or terminate the Plan in whole or in part. Subject to the provisions of section 11, any material amendment (including an increase in the maximum number of Shares issuable under the Plan) or a reduction in the Subscription Price of an

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     option (other than for standard anti-dilution purposes) shall be approved by a majority of votes cast at a meeting of shareholders of the Corporation.

12.2 In addition to the foregoing, any material amendment to an option held by an insider (within the meaning of the Securities Act (Quebec)) (other than a person who is an insider solely by virtue of being a director or an executive officer of a Subsidiary of the Corporation) or an associate of an insider, including a change in the Subscription Price or expiry date, shall be approved by a majority of votes cast at a meeting of shareholders of the Corporation, other than votes attaching to Shares beneficially owned by the insider and the insider's associates.

12.3 For the purposes of this section 12, an amendment does not include an accelerated expiry of an option or change of the time during which an option may first be exercised or time during which an option or any part thereof will become exercisable as provided for herein.

12.4 The shareholders' approval of an amendment may be given by way of confirmation at the next meeting of shareholders after the amendment is made, provided that no Shares are issued pursuant to the amended terms prior thereto.

13.  FINAL PROVISIONS

13.1 The Corporation's obligation to issue options granted or Shares under the terms of the Plan is subject to all of the applicable laws, regulations or rules of any governmental regulatory agency or other competent authority in respect of the issuance or distribution of securities and to the rules of any stock exchange on which the Shares of the Corporation are listed. Each Optionee shall agree to comply with such laws, regulations and rules and to provide to the Corporation any information or undertaking required to comply with such laws, regulations and rules.

13.2 The participation in the Plan of a director, an executive officer or an employee of the Corporation or any of its Subsidiaries, as well as any Consultant, shall be entirely optional and shall not be interpreted as conferring upon a director, an executive officer or an employee of the Corporation or any of its Subsidiaries, as well as any Consultant, any right or privilege whatsoever, except for the rights and privileges set out expressly in the Plan. Neither the Plan nor any act that is done under the terms of the Plan shall be interpreted as restricting the right of the Corporation or any of its Subsidiaries to terminate the employment of an executive officer or employee at any time, as well as any contractual relationship with any Consultant. Any notice of dismissal given to an executive officer or employee, as well as to any Consultant, at the time his/her employment is terminated, or any payment in the place and stead of such notice, or any combination of the two, shall not have the effect of extending the duration of the employment or the contractual relationship for purposes of the Plan.

13.3 No director, executive officer or employee of the Corporation or any of its Subsidiaries, as well as any Consultant, shall acquire the automatic right to be granted one or more options

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     under the terms of the Plan by reason of any previous grant of options under the terms of the Plan.

13.4 The Plan does not provide for any guarantee in respect of any loss or profit that may result from fluctuations in the price of the Shares.

13.5 (i) The Corporation and its Subsidiaries shall assume no responsibility as regards the tax consequences that participation in the Plan will have for a director, an executive officer or an employee of the Corporation or any of its Subsidiaries, as well as any Consultant, and such persons are urged to consult their own tax advisors in such regard.

     (ii) An Optionee may be required to pay to the Corporation or any subsidiary and the Corporation or any Subsidiary shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Option or from any compensation or other amounts owing to an Optionee the amount (in cash or Shares) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes.

     (iii) Without limiting the generality of clause (ii) above an Optionee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of Shares owned by the Optionee with a fair market value equal to such withholding liability (provided that such Shares are not subject to any pledge or other security interest and have either been held by the Optionee for 6 months, previously acquired by the Optionee on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge), or by having the Corporation withhold from the number of Shares otherwise issuable pursuant to the exercise or settlement of the Option a number of Shares with a fair market value equal to such withholding liability.

13.6 The Plan and any option granted under the terms of the Plan shall be governed and interpreted according to the laws of the province of Quebec and the laws of Canada applicable thereto.

13.8 The Plan is dated as of May 25, 2000.

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                                   SCHEDULE 1

                              STOCK OPTION PLAN OF
                     EXFO ELECTRO-OPTICAL ENGINEERING INC.

                               SUBSCRIPTION FORM

                                                         _______________________
                                                         (DATE)

EXFO ELECTRO-OPTICAL ENGINEERING INC.
465 Avenue Godin
Vanier, Quebec
G1M 3G7


Attention of the Secretary

     I, the undersigned, ______________________, hereby subscribe for [ ] out of the _____________ Subordinate Voting Shares of EXFO Electro-Optical Engineering Inc. (the "Corporation") to which I am entitled to subscribe pursuant to an option granted on ___________ in accordance with the terms and conditions mentioned in paragraph 7.2 of the Corporation's Stock Option Plan. I enclose herewith my certified cheque (or money order) made payable to the order of EXFO Electro-Optical Engineering Inc., in the amount of $________________ in payment of the said subscription.


                                   (x)
                                   ____________________________________________
                                   (SIGNATURE)

                                   ____________________________________________
                                   (NUMBER)  (STREET)

                                   ____________________________________________
                                   (CITY)              (PROVINCE) (POSTAL CODE)

                                   (    )
                                   ____________________________________________
                                   (TELEPHONE)